UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2008

YANKEE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-141699-05	20-8304743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 YANKEE CANDLE WAY

SOUTH DEERFIELD,

MASSACHUSETTS 01373

(413) 665-8306

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2008, The Yankee Candle Company, Inc. (the “Company”), a wholly owned subsidiary of Yankee Holding Corp., issued a press release announcing that Bruce L. Hartman, 55, will be joining the Company as Senior Vice President, Finance and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Mr. Hartman is expected to join the Company in February 2008.

Mr. Hartman joins the Company from Cushman & Wakefield, a global commercial real estate services firm, where he has served as Chief Financial Officer since 2006. Prior to joining Cushman & Wakefield, Mr. Hartman served as Executive Vice President and Chief Financial Officer of Foot Locker, a leading international retailer of athletic shoes and apparel, from 1996 to 2005. Prior to Foot Locker, from 1986 to 1996 Mr. Hartman held several financial leadership positions of increasing responsibility, including Divisional Chief Financial Officer, with May Department Stores. Mr. Hartman also held various senior finance and leadership positions with Netco Automation and Dayton Hudson – Lechmere.

A description of the terms and conditions of the Company’s compensatory arrangement with Mr. Hartman is included in his offer letter, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Mr. Hartman’s compensation includes the following: (i) an annual base salary of $500,000 per year, (ii) eligibility for an annual bonus of up to 70% of his salary actually paid in the applicable fiscal year and subject to the terms and provisions of the Company’s Management Incentive Plan applicable to such fiscal year, (iii) receipt of 36,328 Class C equity units in the Company’s parent company, YCC Holdings LLC, which vest on a daily basis over a five year period and are subject to the terms and conditions of the Company’s 2007 Incentive Equity Plan and (iv) potential severance payments pursuant to the Company’s Executive Severance Agreement. The Company’s 2007 Incentive Equity Plan and forms of its Management Incentive Plans and Executive Severance Agreement have been previously filed with the Securities and Exchange Commission and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 4, 2008

YANKEE HOLDING CORP. (Registrant)

/s/ Craig W. Rydin
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 3, 2008

99.2	Bruce L. Hartman offer letter dated November 1, 2007